Nationwide(R) Separate Account Trust

- Strong NSAT Mid Cap Growth Fund
   (Class I Shares)

- Dreyfus NSAT Mid Cap Index Fund
   (Class I Shares)

- Turner NSAT Growth Focus Fund
   (Class I Shares)

- Nationwide(R) Small Cap Value Fund
   (Class I Shares)

- Nationwide(R) Small Company Fund
   (Class I Shares)

- Nationwide(R) Small Cap Growth Fund
   (Class I Shares)

- Nationwide(R) Global 50 Fund
   (Class I Shares)

- Federated NSAT Equity Income Fund
   (Class I Shares)

- J.P. Morgan NSAT Balanced Fund
   (Class I Shares)

- MAS NSAT Multi Sector Bond Fund
   (Class I Shares)

- Federated NSAT High Income Bond Fund
   (Class I Shares)

May 1, 2001 (as revised October 17, 2001)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARIES

STRONG NSAT MID CAP GROWTH FUND................................................3
(FORMERLY, NATIONWIDE STRATEGIC GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS NSAT MID CAP INDEX FUND................................................5
(FORMERLY, NATIONWIDE MID CAP INDEX FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

TURNER NSAT GROWTH FOCUS FUND..................................................7
(FORMERLY, NATIONWIDE GROWTH FOCUS FUND II)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

NATIONWIDE SMALL CAP VALUE FUND................................................9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

NATIONWIDE SMALL COMPANY FUND.................................................11
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of Villanova Mutual Fund Capital Trust and the Subadvisers

NATIONWIDE SMALL CAP GROWTH FUND..............................................15
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Subadvisers

NATIONWIDE GLOBAL 50 FUND.....................................................18
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED NSAT EQUITY INCOME FUND.............................................21
(FORMERLY, NATIONWIDE EQUITY INCOME FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. MORGAN NSAT BALANCED FUND................................................23
(FORMERLY, NATIONWIDE BALANCED FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MAS NSAT MULTI SECTOR BOND FUND...............................................26
(FORMERLY, NATIONWIDE MULTI SECTOR BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED NSAT HIGH INCOME BOND FUND..........................................29
(FORMERLY, NATIONWIDE HIGH INCOME BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS..........................................................32
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT....................................................................36
Management's Discussion of Fund Performance
Investment Management

BUYING AND SELLING FUND SHARES................................................52
Who can Buy Class I Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales

DISTRIBUTIONS AND TAXES.......................................................54
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS..........................................................55

ADDITIONAL INFORMATION................................................BACK COVER

FUND SUMMARIES

This prospectus provides information about eleven funds offered by Nationwide Separate Account Trust (the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 32. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.


The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

Certain of the Funds offer two classes of shares. This Prospectus, however, provides information with respect to only Class I shares of the Funds, which are available exclusively through variable annuity contracts or variable insurance policies offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company. See "Buying and Selling Fund Shares" on page 52 for more information.

         FUND SUMMARIES -- STRONG NSAT MID CAP GROWTH FUND

Strong NSAT Mid Cap Growth Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks capital growth.

Villanova Mutual Fund Capital Trust (VMF) has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund focuses on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. The Fund invests primarily in stocks of medium-size or mid cap companies, companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment but its portfolio can include stocks of companies of any size. The Russell Midcap Index, published by The Frank Russell Company, ranged between $1.6 billion and $13 billion as of May 31, 2000, which was the last time Russell updated this information publicly. The subadviser may decide to sell a stock when the company's growth prospects become less attractive. The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid and small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if the subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1:)
[BAR CHART]

1998                                                                              14.6%
1999                                                                              84.8
2000                                                                             -15.4

Best Quarter:   42.4%, 4th Qtr. of 1999
Worst Quarter: -24.1%, 4th Qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                                    SINCE
                                    ONE YEAR    INCEPTION(2)
                                    --------   ---------------
The Fund (Class I shares)(1)        -15.38%        21.10%
Russell Midcap Index(3)               8.25%        13.24%
The S&P/Barra Mid Cap 400 Growth
  Index(4)                            9.16%        23.12%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on October 31, 1997.

(3) The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 24% of the total market capitalization of the Russell 1000 Index. The Fund is changing the index to which it is compared to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

(4) The S&P/Barra Mid Cap 400 Growth Index -- an unmanaged index of companies in the S&P 400 Mid Cap Index whose stocks have higher price-to-book ratios -- gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra Mid Cap 400 Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               0.27%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.17%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $119     $372       $644      $1,420

         FUND SUMMARIES -- DREYFUS NSAT MID CAP INDEX FUND

Dreyfus NSAT Mid Cap Index Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is capital appreciation.

VMF has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index(1). To pursue this goal, the Fund generally is fully invested in stocks included in this index, and in futures whose performance is tied to the index.

The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations as of March 31, 2001 ranging primarily between $88 million and $8.7 billion. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

---------------

1 "Standard & Poor's MidCap 400 Index" and "S&P" are trademarks of the
  McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES:(1)
[BAR CHART]

1998                                                                             10.8%
1999                                                                             20.9
2000                                                                             15.2

Best Quarter:  18.7%, 4th Qtr. of 1998
Worst Quarter: -14.1%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                    ONE        SINCE
                                    YEAR    INCEPTION(2)
                                   ------   ------------
The Fund (Class I shares)(1)       15.21%      14.58%
The S&P MidCap 400 Index(3)        17.51%      18.08%

---------------

(1) The existing shares of the Funds were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

(3) The S&P MidCap 400 Index -- an unmanaged index of 400 stocks of medium-size U.S. companies -- gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.50%
Other Expenses                               0.40%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      0.90%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.65%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                       1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------
Class I                 $92      $287      $498      $1,108

         FUND SUMMARIES -- TURNER NSAT GROWTH FOCUS FUND

Turner NSAT Growth Focus Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

VMF, the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, American Depositary Receipts("ADRs") and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, the Fund is fully invested.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price. [Inset Box]

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization, therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of 15 to 30 stocks, this risk may be increased.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of

         Fund Summaries

securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until June 30, 2000.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)                          None
(paid directly from your investment)
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               4.13%
----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      5.03%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that "Total Annual Fund Operating Expenses" will not exceed 1.35%. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $503    $1,508     $2,513     $5,022

         FUND SUMMARIES -- NATIONWIDE SMALL CAP VALUE FUND

Nationwide Small Cap Value Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion.

VMF and The Dreyfus Corporation (Dreyfus), which VMF has selected as a subadviser to the Fund, each manage a portion of the Fund's portfolio on a day-to-day basis. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index, known as small cap companies. The Russell 2000(R) Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of May 31, 2000, which was the last time Russell updated this information publicly, the market capitalizations of companies in the Russell 2000(R) Index ranged from approximately $178 million to $1.5 billion. The Fund may invest up to 20% of its total assets in equity securities of foreign companies.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The equity securities which the Fund holds are primarily common stocks although it may purchase other equity securities such as preferred stock and convertible securities.

The Fund will invest in stocks of U.S. and foreign companies which VMF or Dreyfus believes qualify as "value" companies. These companies often have good earnings growth potential, and VMF or Dreyfus believes that the market has undervalued them. These companies may also have relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price. The Fund may also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which VMF or Dreyfus believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

VMF or Dreyfus will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the Fund.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by VMF's or Dreyfus' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid and small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks.

         Fund Summaries

Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but VMF or Dreyfus may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                             -3.1%
1999                                                                             27.8
2000                                                                             11.2

Best Quarter:   29.4%, 2nd Qtr. of 1999
Worst Quarter: -26.3%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                  ONE        SINCE
                                  YEAR    INCEPTION(2)
                                 ------   ------------
The Fund (Class I shares)(1)     11.20%      10.10%
Russell 2000 Value Index(3)      22.83%       5.45%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on October 31, 1997. Until February 5, 2001, The Dreyfus Corporation managed the Fund alone.

(3) The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               0.30%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.20%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.05%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                       1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------
Class I                 $122     $381      $660      $1,455

         FUND SUMMARIES -- NATIONWIDE SMALL COMPANY FUND

Nationwide Small Company Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term growth of capital.

The Fund invests primarily in equity securities of small capitalization companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1) (the Russell 2000). These companies are known as small cap companies. The Russell 2000(R), published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. The Russell 2000 Index is reconstituted annually to reflect changes in the marketplace. As of May 31, 2000, which is the last time Russell updated this information publicly, the market capitalizations for companies in the Russell 2000 ranged from approximately $178 million to $1.5 billion. The market capitalization range for companies in the Russell 2000 Index is updated annually.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current stock price.

A portion of the Fund will be invested in equity securities of small capitalization companies that are located outside of the United States. The balance of the Fund's assets may be invested in equity securities of the companies whose market capitalizations exceed that of small companies.

The equity securities which the Fund holds are primarily common stocks, although it may purchase other equity securities such as preferred stock and convertible securities.

VMF and each of the Fund's subadvisers will adhere to its own buy and sell strategy and portfolio turnover rate will not be considered a limiting factor for the Fund, but may result in higher transaction costs and increased volatility. See "Investment Strategies of Villanova Mutual Fund Capital Trust and the Subadvisers" on page 13.

 As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, VMF, the Fund's investment adviser, initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. VMF has selected the following subadvisers for the Fund: The Dreyfus Corporation, Gartmore Global Partners, Neuberger Berman, LLC, Strong Capital Management, Inc., and Waddell & Reed Investment Management Company. Each subadviser and VMF manages a portion of the Fund's investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from VMF and from each other, and VMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and VMF, see "Investment Strategies of Villanova Mutual Fund Capital Trust and the Subadvisers" on page 13.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by VMF's and each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

---------------

(1) The Russell 2000(R) Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

         Fund Summaries

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid and small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the healthcare or entertainment industry) may perform differently than other sectors or the market as a whole. As VMF and one or more subadvisers together allocate more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadvisers may result in higher or lower Fund performance than if a single investment style -- such as investing in growth stocks -- is currently in favor with investors.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but VMF or a subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks see "More About the Funds" beginning on page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1996                                                                             22.83%
1997                                                                             17.35
1998                                                                              1.01
1999                                                                             44.02
2000                                                                               8.9

Best quarter:   31.3%, 4th qtr. of 1999
Worst quarter: -19.3%, 3rd qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                                  SINCE
                             1 YEAR   5 YEAR   INCEPTION(2)
                             ------   ------   ------------
The Fund (Class I
  shares)(1)                  8.90%   17.96%       20.32%
The Russell 2000(R)
  Index(3)                   -3.02%   10.31%       11.40%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on October 23, 1995.

(3) The Russell 2000(R) Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from an investment)         None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees(2)                           0.93%
Other Expenses                               0.26%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)      1.19%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) The Management Fee has been changed to 0.93% at all asset levels effective May 1, 2001.

(3) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.25%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $121     $378       $654      $1,443

INVESTMENT STRATEGIES OF VILLANOVA MUTUAL FUND CAPITAL TRUST AND THE SUBADVISERS

The following is a description of the investment strategies used by VMF and each subadviser for the Fund. VMF and each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies described previously.

THE DREYFUS CORPORATION ("DREYFUS") uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both. Using fundamental research and direct management contact, Dreyfus seeks stocks with superior prospects for accelerated earnings growth. They also seek special situations, such as a corporate restructuring or management changes, that could increase the stock price of a special situation company.

Dreyfus uses a sector management approach, supervising a team of sector managers who insist on making buy and sell decisions within their respective areas of expertise. The sector weightings of this portion of the Fund typically approximate those of the Russell 2000.

Dreyfus typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE GLOBAL PARTNERS ("GGP") invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small cap companies). GGP generally invests its portion of the Fund's assets in equity securities of companies located in at least three countries other than the United States. GGP selects regions, countries, and companies it believes have the potential for unexpected growth.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations; and
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

NEUBERGER BERMAN, LLC ("NEUBERGER BERMAN") looks for undervalued small cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

- above-average returns
- an established market niche
- circumstances that would make it difficult for new competitors to enter the market
- the ability of the companies to finance their own growth
- sound future business prospects.

         Fund Summaries

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small company stocks.

At times, Neuberger Berman may emphasize certain industries that it believes will benefit from market or economic trends. At the time a stock is purchased, Neuberger Berman will set a target price at which it will sell that security. The managers, in fact, will begin to pare back the position when the stock is within 10% of the target price. If its analysis of a security turns out to be incorrect, Neuberger Berman will generally seek to liquidate the holding as soon as possible, although it occasionally may delay selling a security in anticipation of a better selling opportunity.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG") invests in companies whose earnings it believes to be in a relatively strong growth trend, and, to a lesser extent, in companies in which further growth is not anticipated but which Strong feels are undervalued. In seeking companies with favorable growth prospects, Strong looks for factors such as:

- prospects for above-average sales and earnings growth
- high return on invested capital
- overall financial strength
- competitive advantages, including innovative products and services
- effective research, product development and marketing
- stable, capable management.

Strong may choose to sell a stock if its growth prospects become less attractive or its fundamental qualities decline.

VILLANOVA MUTUAL FUND CAPITAL TRUST ("VMF") invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and VMF believes that the market has undervalued them. VMF will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which VMF believes have favorable prospects for recovery).

VMF believes that smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

- aggressive or creative management;
- technological or specialized expertise;
- new or unique products or services; and;
- entry into new or emerging industries.

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

         FUND SUMMARIES -- NATIONWIDE SMALL CAP GROWTH FUND

Nationwide Small Cap Growth Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks capital growth.

The Fund seeks to achieve its investment objective from a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000 Index, known as small cap companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of small cap companies. The Russell 2000 Index, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of May 31, 2000, which was the last time Russell updated this information publicly, the market capitalizations for companies in the Russell 2000 Index range from approximately $178 million to $1.5 billion. The balance of the Fund's assets may be invested in equity securities of larger cap companies. Equity securities include preferred stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

As part of its responsibilities to the Fund, VMF initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. VMF has chosen Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC and Waddell & Reed Investment Management Company each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. VMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see "Investment Strategies of the Subadvisers" on page 17.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but a subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

         Fund Summaries

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual return shown in the bar does not include charges that may be imposed by variable annuity contracts or variable life insurance policies. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURN -- CLASS I SHARES(1):
[BAR CHART]

2000                                                                             -16.2%

Best quarter:   15.5%, 1st qtr. of 2000
Worst quarter: -19.0%, 4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                      1         SINCE
                                     YEAR    INCEPTION(2)
                                    ------   ------------
The Fund (Class I shares)(1)        -16.17%      38.49%
Russell 2000 Growth Index(3)        -22.43%       2.22%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on May 1, 1999.

(3) The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              1.10%
Other Expenses                               0.50%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.60%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.30%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $163     $505       $871      $1,900

INVESTMENT STRATEGIES OF THE SUBADVISERS

The following is a description of the investment strategies used by each subadviser of the Fund. Each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies as described previously.

MILLER ANDERSON & SHERRERD, LLP ("MAS") focuses on companies that demonstrate high earnings growth rates, growth stability, and rising profitability. In particular, MAS invests in companies that appear to be capable of producing earnings that consistently beat market expectations. MAS uses computer analysis to identify stocks based on earnings' predictions and then conducts extensive fundamental research, examining financial records and identifying those companies with the most attractive earnings revisions. Finally, MAS reviews the valuation of these stocks to eliminate the most overvalued stocks from consideration. MAS also follows a strict sell discipline and will sell stocks when their earnings revision scores fall to unacceptable levels, fundamental research uncovers unfavorable trends, or valuations are excessive relative to the stocks' growth prospects.

NEUBERGER BERMAN, LLC'S ("NEUBERGER BERMAN") growth equity group takes a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

- aggressive or creative management
- technological or specialized expertise
- new or unique products or services
- entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

         FUND SUMMARIES -- NATIONWIDE GLOBAL 50 FUND

Nationwide Global 50 Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

VMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in approximately fifty stocks of primarily large and mid cap companies located throughout the world. Using its global perspective, the subadviser uses its investment process to identify those stocks which in its view have an exceptional return potential. The Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent that the Fund hedges its currency exposure to the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged. The Fund may invest in equity futures or major market indices to equitize cash prior to investing in actual stocks. The Fund may also use currency forwards to hedge currency exposure over the portfolio.

   The subadviser uses the following Global Equity Investment Process to manage the Fund.

   RESEARCH AND VALUATION. Research findings allow the subadviser to rank companies according to their relative value: combined with the subadviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 stocks are identified.

   The subadviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The subadviser's in-house research is compiled by an extensive worldwide network of over 160 career analysts following 2,500 stocks in 22 countries. The subadviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

   STOCK SELECTION. Using research as the basis for investment decisions, the Fund's portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. The subadviser's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

   CURRENCY MANAGEMENT. The subadviser actively manages currency exposure to manage risk and possibly enhance the Fund's returns. The Fund has access to the subadviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds approximately 50 stocks (other global equity funds typically more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                              19.1%
1999                                                                              22.9
2000                                                                             -12.3

Best quarter:   19.1%, 4th Qtr. of 1998
Worst quarter: -12.5%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000(2):

                                  ONE        SINCE
                                 YEAR     INCEPTION(3)
                                -------   ------------
The Fund (Class I shares)(1)    -12.32%       8.61%
Morgan Stanley Capital
  International (MSCI) World
  Index(4)                      -12.92%      11.30%

---------------

(1) The existing shares of the Funds were designated Class I shares as of May 1, 2001.

(2) Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

(3) The Fund commenced operations on October 31, 1997.

(4) The Morgan Stanley Capital International (MSCI) World Index -- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East -- gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

         Fund Summaries

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              1.00%
Other Expenses                               0.42%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.42%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.20%. The waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $145     $449       $776      $1,702

         FUND SUMMARIES -- FEDERATED NSAT EQUITY INCOME FUND

Federated NSAT Equity Income Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is above average income and capital appreciation.

VMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund pursues its investment objective by investing primarily in income producing U.S. and foreign equity securities and securities, such as convertible preferred stocks, that are convertible into common stock.

The subadviser ordinarily uses the "blend" style of investing, selecting securities that may have a comparatively low volatility in share price relative to the overall equity market and that may provide relatively high dividend income, as well as securities that may offer superior growth prospects. When the subadviser uses a "value" style of investing, the price of the securities held by the Fund may not, under certain market conditions, increase as rapidly as stocks selected primarily for their growth attributes.

To determine the timing of purchases of portfolio securities, the subadviser compares the current stock price of an issuer with the subadviser's judgment as to that stock's current and expected value based on projected future earnings. The subadviser sells a portfolio security if it determines that the issuer's prospects have deteriorated, or if it finds an attractive security which the subadviser deems has superior risk and return characteristics to a security held by the Fund.

Companies that are generally in the same industry may be grouped together in broad categories called sectors. The subadviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors. In attempting to remain relatively sector-neutral, and in order to manage sector risk, the subadviser attempts to limit the Fund's exposure to each industry sector in the S&P 500 Index, as a general matter, to not less than 80% nor more than 120% of the S&P 500 Index's allocation to that sector. The S&P 500 Index, published by Standard & Poor's Corporation, is an index consisting of approximately 500 widely-held stocks of large U.S. companies.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadviser may result in higher or lower Fund performance than if a single investment style -- such as investing in growth stocks -- is currently in favor with investors.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                              15.1%
1999                                                                              18.5
2000                                                                             -10.6

Best quarter:  16.2%, 4th Qtr. of 1998
Worst quarter: -13.8%, 4th Qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                  ONE        SINCE
                                 YEAR     INCEPTION(2)
                                -------   ------------
The Fund (Class I shares)(1)    -10.62%       7.06%
The S&P 500 Index(3)             -9.11%      13.80%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operations on October 31, 1997.

(3) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.80%
Other Expenses                               0.31%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.11%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.95%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $113     $353       $612      $1,352

         FUND SUMMARIES -- J.P. MORGAN NSAT BALANCED FUND

J.P. Morgan NSAT Balanced Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

VMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard & Poor's 500 Index.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

   Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

   Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

         Fund Summaries

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to adverse economic and business developments

- greater risk of loss due to default or declining credit quality

- greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                              8.1%
1999                                                                              0.9
2000                                                                             -0.3

Best quarter:   6.9%, 1st Qtr. of 1998
Worst quarter: -5.7%, 3rd Qtr. of 1999

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:(2)

                                  ONE        SINCE
                                  YEAR    INCEPTION(3)
                                 ------   ------------
The Fund (Class I shares)(1)     -0.35%       3.12%
The S&P 500 Index(4)             -9.11%      13.80%
The Lehman Brothers Aggregate
  Bond Index(4)                  11.63%       6.50%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

(3) The Fund commenced operations on October 31, 1997.

(4) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not incur expenses. If these indices incurred expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.75%
Other Expenses                               0.32%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.07%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.90%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $109     $340       $590      $1,306

         FUND SUMMARIES -- MAS NSAT MULTI SECTOR BOND FUND

MAS NSAT Multi Sector Bond Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The primary objective of the Fund is to seek above average total return over a market cycle of three to five years.

VMF has selected Miller Anderson & Sherrerd, LLP as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURN -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                              2.6%
1999                                                                              1.6
2000                                                                              5.6

Best quarter:  2.6%, 4th Qtr. of 1998
Worst quarter: -2.0%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000(2):

                                  ONE        SINCE
                                  YEAR    INCEPTION(3)
                                 ------   ------------
The Fund (Class I Shares)(1)      5.65%       3.42%
Lehman Brothers Aggregate Bond
  Index(4)                       11.63%       6.50%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

(3) The Fund commenced operations on October 31, 1997.

(4) The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

         Fund Summaries

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.75%
Other Expenses                               0.34%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.09%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.90%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                       1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------
Class I                 $111     $347      $601      $1,329

         FUND SUMMARIES -- FEDERATED NSAT HIGH INCOME BOND FUND

Federated NSAT High Income Bond Fund

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide high current income.

VMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65% of the Fund's total assets are invested in corporate bonds that are rated BBB or lower by a rating agency or that are unrated but of comparable quality. There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit-intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.

- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Sell decisions occur when the subadviser's fundamental outlook changes or when its fundamental outlook differs from consensus as determined by over- (or under-) valuation in the marketplace. In both cases, fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very

         Fund Summaries

volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent that the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning page 32.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS -- CLASS I SHARES(1):
[BAR CHART]

1998                                                                              5.8%
1999                                                                              3.2
2000                                                                             -8.3

Best quarter:  4.7%, 1st Qtr. of 1998
Worst quarter: -6.6%, 4th Qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000:

                                   ONE       SINCE
                                  YEAR    INCEPTION(2)
                                  -----   ------------
The Fund (Class I shares)(1)      -8.28%      0.76%
Lehman Brothers High Yield
  Index(3)                        -5.86%      0.00%

---------------

(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Fund commenced operation on October 31, 1997.

(3) The Lehman Brothers High Yield Index -- an unmanaged index of bonds that are rated below investment grade -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not incur expenses. If this index incurred expenses, the actual returns of this index would be lower.

FEES AND EXPENSES -- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.80%
Other Expenses                               0.32%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.12%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.95%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years    10 Years
    --------------------------------------------------------
    Class I            $114     $356       $617      $1,363

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS EXCEPT MULTI SECTOR BOND AND HIGH INCOME
BOND). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (SMALL CAP GROWTH, HIGH INCOME BOND, EQUITY INCOME). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (SMALL CAP GROWTH, EQUITY INCOME, HIGH INCOME
BOND). Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (SMALL CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

ZERO COUPON SECURITIES (HIGH INCOME BOND). Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

FLOATING AND VARIABLE RATE SECURITIES (BALANCED, MULTI SECTOR BOND, HIGH INCOME
BOND). Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES (BALANCED, MULTI SECTOR BOND). These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

- The Federal Home Loan Banks

- The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

- The Federal Farm Credit Banks.

There is virtually no credit risk with U.S. government securities which are issued and backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts). However, some securities issued by U.S. government agencies are only backed by the issuing agency, and do contain some credit risk. In addition, neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. (BALANCED, MULTI SECTOR BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

DERIVATIVES (MID CAP INDEX, GLOBAL 50, MULTI SECTOR BOND). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN DEBT (MULTI SECTOR BOND). Sovereign debt includes:

- Fixed income securities issued or guaranteed by foreign governments and governmental agencies

- Fixed income securities issued by government owned, controlled or sponsored foreign entities

         More About the Funds

- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers

- Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt

- Participations in loans between foreign governments and financial institutions

- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

SHORT SALES. (GROWTH FOCUS). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DEPOSITARY RECEIPTS (GROWTH FOCUS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs). ADRs may not necessarily be denominated in the same currency as the underlying securities which they represent. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of securities issued by a foreign corporation. ADRs which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

SMALL CAP RISK (MID CAP GROWTH, GROWTH FOCUS, SMALL CAP VALUE, SMALL COMPANY, SMALL CAP GROWTH, GLOBAL 50). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

- lack depth of management

- lack a proven track record

- be unable to generate funds necessary for growth or development

- be developing or marketing new products or services for which markets are not yet established and may never become established

- market products or services which may become quickly obsolete.

Certain small cap companies in which the Funds invest are in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (MID CAP GROWTH, GROWTH FOCUS, SMALL CAP VALUE, SMALL COMPANY, SMALL CAP GROWTH, GLOBAL 50, MULTI SECTOR BOND, HIGH INCOME BOND). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY -- General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS -- A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting stan-dards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY -- Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

EMERGING MARKETS RISK (GLOBAL 50). The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2000. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

STRONG NSAT MID CAP GROWTH FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the year ended December 31, 2000, the Strong NSAT Mid Cap Growth Fund returned -15.38%, underperforming both the S&P/Barra Mid Cap 400 Growth Index, the previous benchmark index, by 24.54%, and the Russell Midcap Index, the new benchmark index, by 23.63%

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

For most of the year, financial and energy companies provided the strongest relative performance for the Fund. As the market decline moved through the summer and into the fall, the Fund benefited by maintaining a diverse list of companies spread across various sectors. Performance during the year was hampered by holdings in Internet infrastructure, semiconductors, and enterprise software, especially in the fourth quarter. These industries were affected by concerns over slowing corporate information technology spending and excess personal computer and wireless inventories. While some of the Fund's holdings in premier growth technology stocks were down in the fourth quarter, we remain committed to these long-term leaders in the growth of the networked economy.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO?*

The biggest contributors to the Fund's performance for the year were Check Point Software Technologies, Juniper Networks, and Applied Micro Circuits. The largest detractors to Fund performance were Foundry Networks, SDL, and InfoSpace. In the coming months, we intend to gradually increase our technology and consumer cyclical exposure, provided the Federal Reserve is able to generate a soft landing. In this environment, we will focus on the well-managed growth companies that have the potential to benefit from lower interest rates and a re-accelerating economy.
---------------
* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

Now that the Federal Reserve has formally moved to an easing bias, we expect a series of interest rate cuts as they try to engineer a soft landing for the U.S. economy. (Note: The Federal Reserve lowered rates twice in January 2001 and once in April 2001.) Unfortunately, just as rate hikes take time to influence the economy so do rate reductions. Unlike last year, when the entire technology sector was richly valued, health care and financial service companies are now the beneficiaries of speculative excesses. Consequently, we expect market volatility to remain high as investors rotate from sector to sector.

   COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE STRONG NSAT MID CAP GROWTH FUND (CLASS I SHARES) AND THE S&P/BARRA MID CAP 400 GROWTH INDEX AND THE
                          RUSSELL MIDCAP INDEX(1,2,3)
[LINE CHART]

                                                                              S&P/BARRA MID CAP 400
                                                   MID CAP GROWTH FUND            GROWTH INDEX            RUSSELL MIDCAP INDEX
                                                   -------------------        ---------------------       --------------------
10/31/97                                                  10000                       10000                       10000
12/31/97                                                  10220                       10197                       10520
12/31/98                                                  11710                       13750                       11582
12/31/99                                                  21636                       17703                       13694
12/31/00                                                  18309                       19324                       14823

              STRONG NSAT MID CAP GROWTH FUND -- CLASS I SHARES(1)
                          Average Annual Total Return
                        Periods ended December 31, 2000

1 YEAR   LIFE(4)
------   -------
-15.38%   21.10%

---------------
(1) The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 24% of the total market capitalization of the Russell 1000 Index. The Fund is changing the index to which it is compared to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

(3) The S&P/Barra Mid Cap 400 Growth Index -- an unmanaged index of companies in the S&P 400 Mid Cap Index whose stocks have higher price-to-book ratios -- gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra Mid Cap 400 Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

(4) The Strong NSAT Mid Cap Growth Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

DREYFUS NSAT MID CAP INDEX FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Dreyfus NSAT Mid Cap Index Fund returned 15.21% versus a return of 17.51% for Standard & Poor's MidCap 400 Index ("S&P 400 Index"), the benchmark index. The primary difference between the fund's performance and the Index's performance was the effect of fund expenses, trading costs and the cost of investing large cash inflows in a volatile market.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

During the year, the largest gains within the S&P 400 Index and the fund came from utilities, including independent power and gas utilities, and the health care group, which includes pharmaceutical and biotechnology companies and health services firms. In addition, the S&P 400 Index's holding in communications services -- namely advertising firms, electronic computer and equipment companies, and computer software companies -- provided strong returns. Oil and gas drillers, aerospace firms and defense contractors also produced competitive returns.

On the other hand, retailing companies -- including companies that cater to home shoppers -- generated the lowest returns of the S&P 400 Index and the fund. Other disappointing performers included iron, steel and specialty metal companies within the metal materials sector; air freight and airlines stocks within the transportation area; and textile stocks within the consumer durables and apparel group. In addition, auto parts manufacturers, building materials producers, banks and consumer household and personal products companies provided disappointing returns.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR FUND'S PERFORMANCE?*

The top performing securities for the year were Quest Diagnostics, Vertex Pharmaceuticals, Investors Financial and Barr Labs. The worst performing securities were Sykes Enterprise, Legato Systems and Network Associates, VISX and ANTEC.
---------------
* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

The fund is an index fund and its goal is to replicate the returns of the S&P 400 Index. Accordingly, we intend to maintain our strategy of investing in all 400 stocks in the S&P 400 Index, in proportion to their weighting in the index.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE DREYFUS NSAT MID CAP INDEX FUND (CLASS I SHARES)
                       AND THE S&P MIDCAP 400 INDEX(1,2)
[LINE CHART]

                                                                     MID CAP INDEX FUND                S&P MIDCAP 400 INDEX
                                                                     ------------------                --------------------
10/31/97                                                                   10000                              10000
12/31/97                                                                    9964                              10541
12/31/98                                                                   11041                              12553
12/31/99                                                                   13351                              14406
12/31/00                                                                   15381                              16928

              DREYFUS NSAT MID CAP INDEX FUND -- CLASS I SHARES(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

1 YEAR                    LIFE(3)
------                    -------
15.21%                    14.58%

---------------
(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The S&P MidCap 400 Index -- an unmanaged index of 400 stocks of medium-size U.S. companies -- gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

(3) The Dreyfus NSAT Mid Cap Index Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

         Management

TURNER NSAT GROWTH FOCUS FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the six-month period ended December 31, 2000, the Turner NSAT Growth Focus Fund returned -40.30% versus -22.42% for the Russell 1000 Growth Index, the benchmark index. The Fund commenced operations on June 30, 2000.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's overall performance since its June 30, 2000, inception was adversely affected by a hostile environment for growth stocks; the fourth quarter in particular was the worst for growth investing since the fourth quarter of 1987, when the stock market crashed.
The Fund's holdings were hit hard, falling victim to what amounted to an extreme correction in valuations. Our technology-related holdings were especially battered, even though the companies generally continued to deliver robust earnings.
Also, the Fund employs a concentrated approach, investing in a limited number of securities (typically 15 to 30). Such an approach allows us to act opportunistically, but can result in significant volatility during extreme market conditions, like those of the past six months.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?

Detracting the most from the Fund's performance were significant losses in five sectors, all with some association to technology, communications, or the
Internet: utilities/communication, health care, consumer discretionary/services, producer durables and technology.

The Fund's one bright spot was its energy holdings, which produced a positive return. Significantly, with its relatively low price/earnings ratios and betas, energy was the sector that investors embraced as a safe haven. The energy sector also benefited from rising oil and natural-gas prices. Unfortunately, our total weighting in energy stocks amounted to 3% of the Fund's assets, so its contribution to performance was minor.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

We have diversified our holdings with new positions in the financial-services and health-care sectors. Still, nearly 70% of the Fund remains invested in technology-related stocks. We believe tech holdings have more attractive valuations at this juncture, and still offer good return potential. In a slowing economy, investors seek companies that can produce the most reliable stream of earnings. In our estimation, the demand for technology-based products and services will continue to outpace the growth of the economy, and technology companies will continue to produce reliable earnings growth.

               COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN
               THE TURNER NSAT GROWTH FOCUS FUND (CLASS I SHARES)
                     AND THE RUSSELL 1000 GROWTH INDEX(1,2)
[LINE CHART]

                                                               TURNER NSAT GROWTH FOCUS FUND        RUSSELL 1000 GROWTH INDEX
                                                               -----------------------------        -------------------------
6/30/00                                                                   10000.00                           10000.00
12/31/00                                                                   5970.00                            7442.00

               TURNER NSAT GROWTH FOCUS FUND -- CLASS I SHARES(1)
                             Aggregate Total Return
                         Period ended December 31, 2000

                      LIFE(3)
                      -------
                      -40.30%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000 Index, with higher price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 1000(R) Growth Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

(3) The Turner NSAT Growth Focus Fund commenced operations June 30, 2000.

Past performance is not predictive of future performance.

NATIONWIDE SMALL CAP VALUE FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12 month period ended December 31, 2000, the Nationwide Small Cap Value Fund returned 11.20% versus 22.83% for the Russell 2000 Value Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Continued strong economic growth, low inflation, low unemployment and high consumer confidence all contributed to the generally positive environment for value stocks last year. Our performance was hurt somewhat by slower growth in the technology sector during the second half of the year.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?*

Technology, energy and consumer services were our strongest relative sectors while basic industries and health care were among the weaker performing areas. Our emphasis continues to be on the technology, consumer services and energy sectors. Both the technology and consumer services sectors should perform well in a falling interest rate environment, while energy stocks (especially oil services) should benefit from increased spending by exploration and production companies. Stocks that performed well for the year included Tech Data Corp., Artesyn Technologies Inc. and Arrow Electronics Inc. (technology); Ocean Energy Inc. and Noble Affiliates Inc. (energy); and Ann Taylor Stores and Venator Group Inc. (consumer services).
---------------

* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

We continue to position the portfolio to have strong value characteristics. With a somewhat weaker economy and slower corporate earnings growth in the forecast, our risk controls have become even more important. We have increased the number of stocks we hold and have reduced further the average price/earnings ratio of our holdings in recognition of the higher risk profile of the current equity market.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SMALL CAP VALUE FUND
                            (CLASS I SHARES) AND THE
                         RUSSELL 2000 VALUE INDEX(1,2)
[LINE CHART]

                                                                    SMALL CAP VALUE FUND             RUSSELL 2000 VALUE INDEX
                                                                    --------------------             ------------------------
10/31/97                                                                  10000.00                           10000.00
12/31/97                                                                   9839.00                           10452.00
12/31/98                                                                   9537.00                            9778.00
12/31/99                                                                  12192.00                            9633.00
12/31/00                                                                  13558.00                           11831.00

                   SMALL CAP VALUE FUND -- CLASS I SHARES(1)
                          Average Annual Total Return
                        Periods ended December 31, 2000

1 YEAR                    LIFE(3)
------                    -------
11.20%                     10.10%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000(R) Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

(3) The Small Cap Value Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

NATIONWIDE SMALL COMPANY FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Nationwide Small Company Fund returned 8.90% versus -3.02% for the Russell 2000 Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM THE SMALL CAP MARKET?

The rough market environment of 2000 led money managers to consider previously neglected areas of the market -- like small cap stocks and old economy sectors. As of December 29, 2000, small cap stocks (as defined by the Russell 2000 Index) outperformed their large cap brethren (as defined by the Russell 1000 Index) by 4.93%. Much of the performance came after March 2000, when relative equity valuations reached a climax. Small companies in the energy, utilities, and health care sectors drove performance. In the Russell 2000 Index, these sectors gained 90.65%, 64.52%, and 38.23%, respectively.

The equity markets began their yearlong correction in early spring, and investors began to move significant amounts of money into the small cap value market. This move turned out to be a smart one as, in general, small cap value stocks crushed their growth counterparts. The Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 45.44%. This disparity can largely be explained by the different weights of technology and financial stocks in the two indices. As of year-end, the technology sector represented 21.9% of the growth index and only 2.7% of the value index, while the weightings of the financial sector were almost the exact opposite. Tech stocks suffered for most of 2000 due, in part, to earnings pre-announcements, weakening Internet companies, and slower growth in the broader economy. The tech sector's setbacks were quite a reversal from trends in recent years. In the Russell 2000 Index, the technology sector lost a whopping 36.95%, which detracted more than 12% from overall index performance.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIOS' HOLDINGS?

During the year, performance benefited from our exposure in retail products and industrial services companies. Our hold-

         Management

ings in the technology sector, and to a lesser degree in the finance sector, detracted from the Fund's overall return.

WHAT IS THE VIEW OF THE SMALL CAP MARKETPLACE GOING FORWARD?

Up until March 2001, investors have generally displayed a notable preference for large cap stocks. As a consequence, the relative valuation of the smaller issues is attractive and could be poised for solid price appreciation in the short term. Small caps have corrected more than large caps, down more than 20% from its high compared to 14% for the broader market (S&P 500). Furthermore, investment research shows that periods of very strong outperformance in small cap stocks have begun in the middle of economic slowdowns.

Several market strategists consider the small cap marketplace to be the most inviting segment of the U.S. stock market. Some old economy sectors, although not glamorous, feature small companies with strong business models and very cheap valuations.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SMALL COMPANY FUND (CLASS
                               I SHARES) AND THE
                            RUSSELL 2000 INDEX(1,2)

                                                                     SMALL COMPANY FUND                 RUSSELL 2000 INDEX
                                                                     ------------------                 ------------------
11/1/95                                                                   10000.00                           10000.00
12/31/95                                                                  11386.00                           10695.00
12/31/96                                                                  13848.00                           12463.00
12/31/97                                                                  15803.00                           15234.00
12/31/98                                                                  15962.00                           14894.00
12/31/99                                                                  23900.00                           18100.00
12/31/00                                                                  26116.00                           17471.00

                    SMALL COMPANY FUND -- CLASS I SHARES(1)
                          Average Annual Total Return
                        Periods ended December 31, 2000

1 YEAR    5 YEAR    LIFE(3)
------    ------    -------
8.90%     17.96%    20.32%

---------------

(1) The calculations in the graph assume the reinvestment of all dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Russell 2000(R) Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

(3) The Fund commenced operations October 23, 1995.

Past performance is not predictive of future performance.

NATIONWIDE SMALL CAP GROWTH FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Nationwide Small Cap Growth Fund returned -16.17% versus -22.43% for the Russell 2000 Growth Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM THE SMALL CAP MARKET?

The rough market environment of 2000 led money managers to consider previously neglected areas of the market--like small cap stocks and old economy sectors. As of December 29, 2000, small cap stocks (as defined by the Russell 2000 Index) outperformed their large cap brethren (as defined by the Russell 1000 Index) by 4.93% basis. Much of the performance came after March 2000, when relative equity valuations reached a climax. Small companies in the energy, utilities, and health care sectors drove performance. In the Russell 2000 Index, these sectors gained 90.65%, 64.52%, and 38.23%, respectively.

The equity markets began their yearlong correction in early spring, and investors began to move significant amounts of money into the small cap value market. This move turned out to be a smart one as, in general, small cap value stocks crushed their growth counterparts. The Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 45.44%. This disparity can largely be explained by the different weights of technology and financial stocks in the two indices. As of year-end, the technology sector represented 21.9% of the growth index and only 2.7% of the value index, while the weightings of the financial sector were almost the exact opposite. Tech stocks suffered for most of 2000 due, in part, to earnings pre-announcements, weakening Internet companies, and slower growth in the broader economy. The tech sector's setbacks were quite a reversal from trends in recent years. In the Russell 2000 Index, the technology sector lost a whopping 36.95%, which detracted more than 12% from overall index performance.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIOS' HOLDINGS?

During the year, our investments in retail companies provided the strongest relative performance for the Fund. Performance was hampered by our holdings in internet, telecommunications, and computer software companies.

WHAT IS THE VIEW OF THE SMALL CAP MARKETPLACE GOING FORWARD?

Up until March 2001, investors have generally displayed a notable preference for large cap stocks. As a consequence, the relative valuation of the smaller issues is attractive and could be poised for solid price appreciation in the short term. Small caps have corrected more than large caps, down more than 20% from its high compared to 14% for the broader market (S&P 500). Furthermore, investment research shows that periods of very strong outperformance in small cap stocks have begun in the middle of economic slowdowns.

Several market strategists consider the small cap marketplace to be the most inviting segment of the U.S. stock market. Some old economy sectors, although not glamorous, feature small companies with strong business models and very cheap valuations.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SMALL CAP GROWTH FUND
                            (CLASS I SHARES) AND THE
                         RUSSELL 2000 GROWTH INDEX(1,2)
[LINE CHART]

                                                                   SMALL CAP GROWTH FUND            RUSSELL 2000 GROWTH INDEX
                                                                   ---------------------            -------------------------
5/1/99                                                                    10000.00                           10000.00
12/31/99                                                                  20501.00                           13373.00
12/31/00                                                                  17186.00                           10373.00

                   SMALL CAP GROWTH FUND -- CLASS I SHARES(1)
                          AVERAGE ANNUAL TOTAL RETURN
                         PERIOD ENDED DECEMBER 31, 2000

     1 YEAR   LIFE(3)
     ------   -------
     -16.17%  38.49%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Russell 2000(R) Growth Index measures the performance of the growth companies in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000(R) Growth Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

(3) The Small Cap Growth Fund commenced operations May 1, 1999.

Past performance is not predictive of future performance.

NATIONWIDE GLOBAL 50 FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Nationwide Global 50 Fund had a total return of -12.32% versus -12.92% for the MSCI World Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

After 1999's euphoria surrounding the technology, media, and telecommunications
(TMT) sectors, the group fell on hard times in 2000. During the year, the telecommunications sector was the worst performing sector globally. As such, Fund holdings in this sector significantly detracted from overall Fund performance.

Stock selection within consumer non-durables, insurance, and technology sectors contributed positively to relative performance, while stock selection within bank, chemical and telecommunications sectors detracted from overall return.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?*

Philip Morris led the way during the year as one of the top portfolio performers, returning over 95% for the year. In addition, Nestle was another positive contributor to the Fund's overall return, up 31%.

Within the technology sector, Philips, a European stock, turned in positive performance in 2000. Philips ended the year up 56%, clearly outperforming most European and global technology issues. The diversified company benefited from its semiconductor exposure in the early part of the year and its growth in its consumer electronics business.
---------------

* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

We believe 2001 will be a difficult year for global equity markets. In our opinion, much will depend on the course of action pursued by the central banks. If these entities act swiftly and ease rates, we feel that stronger, more robust economies with low inflation and sustainable growth should emerge. Along with the central banks, much will depend on U.S. consumer confidence and spending. Meanwhile, the slowdown in Europe is modest by comparison to the U.S. and growth in the region, overall, remains robust.

         Management

 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GLOBAL 50 FUND (CLASS I
  SHARES) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1,2) [LINE CHART]

                                                                       GLOBAL 50 FUND                    MSCI WORLD INDEX
                                                                       --------------                    ----------------
10/31/97                                                                  10000.00                           10000.00
12/31/97                                                                  10118.00                           10274.00
12/31/98                                                                  12054.00                           12615.00
12/31/99                                                                  14816.00                           16118.00
12/31/00                                                                  12991.00                           14036.00

                      GLOBAL 50 FUND -- CLASS I SHARES(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

1 YEAR   LIFE(3)
------   -------
-12.32%    8.61%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Morgan Stanley Capital International (MSCI) World Index -- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East -- gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

(3) The Global 50 Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

FEDERATED NSAT EQUITY INCOME FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Federated NSAT Equity Income Portfolio had a total return of -10.62% versus -9.11% for the S&P 500 Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

In 2000, the stock market turned in a performance that was in complete contrast to 1999. The strongest performing sectors of the S&P 500 in the prior year, technology and telecommunications, were the worst performers in 2000, down 39.7% and 38.9%, respectively. Meanwhile, traditional defensive sectors such as utilities and energy, which had underperformed in recent years, had strong showings in 2000, gaining 59.1% and 13.9%, respectively. Financials rose strongly, up 26.1% in anticipation of interest rate cuts by the Federal Reserve.

While the technology sector contributed the overwhelming majority of the Fund's negative returns, it is important to note that the Funds' technology holdings outperformed the S&P 500 technology sector for the quarter and the full year.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?*

The portfolio's best performing holdings were in the value-oriented areas such as finance, pharmaceuticals, consumer staples, basic materials and retail. The biggest contributors to performance included Metropolitan Life Insurance, Convertible Preferreds, Bristol-Myers Squibb, Target, Quaker Oats, Schering Plough and Alcoa.

The portfolio's worst performing securities included tech leaders such as Corning, Intel, Sun Microsystems, Global Crossing Ltd., Convertible Preferred Stock, EMC and Nortel Networks. These companies met or exceeded earnings expectations, but suffered the dramatic multiple contraction that plagued the technology and communications sectors in the fourth quarter.

The portfolio significantly underperformed its Lipper VA peer group due, in part, to our long-held sector neutral strategy which requires the portfolio to hold weightings in each of the eleven basic sectors similar to those of our S&P 500 Index benchmark. This strategy has served the portfolio very well over the long term. However, in periods during which technology significantly underperforms the market and finance, utilities and energy significantly outperform the market, the portfolio will generally lag its Lipper peer group.

Furthermore, convertible securities have traditionally provided a measure of downside protection during market corrections. In the fourth quarter these securities did not provide the expected downside cushion, an event which happens during periods of high volatility coupled with a poor high yield market environment.
---------------

* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

Going forward, we believe the markets will remain highly volatile. Therefore, we intend to maintain a more conservative stance by holding common stocks with relatively low price/earnings multiples, as well as holding the convertible securities of high-quality companies.

In addition, we have no plans to alter our long-held sector neutral strategy.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FEDERATED NSAT EQUITY
            INCOME FUND (CLASS I SHARES) AND THE S&P 500 INDEX(1,2)
[LINE CHART]

                                                                     EQUITY INCOME FUND                      S&P 500
                                                                     ------------------                      -------
10/31/97                                                                  10000.00                           10000.00
12/31/97                                                                  10177.00                           10642.00
12/31/98                                                                  11717.00                           13683.00
12/31/99                                                                  13884.00                           16565.00
12/31/00                                                                  12409.00                           15057.00

             FEDERATED NSAT EQUITY INCOME FUND -- CLASS I SHARES(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

1 YEAR   LIFE(3)
------   -------
-10.62%    7.06%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

(3) The Federated NSAT Equity Income Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

J.P. MORGAN NSAT BALANCED FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the J.P. Morgan NSAT Balanced Fund returned -0.35% versus -9.11% for the S&P 500 Index and 11.63% for the Lehman Brothers Aggregate Bond Index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

2000 saw dramatic declines in the U.S. equity markets as the S&P 500 lost over 9% of its value and the Nasdaq lost close to 40%. The drop was dominated by a huge sell off in technology stocks, precipitated by numerous earnings down grades and disappointments.

In general, the finance, insurance, and utilities sectors contributed to performance, while performance in the telecommunications, semiconductors, and hardware industries detracted from performance.

Bonds benefited form a volatile stock market. Long Treasury bonds beat stocks by the widest margin in over 25 years.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?*

The securities with the greatest positive impact on the portfolio for the year were: Bank America Corp (contributed 0.16%), J.P. Morgan Chase & Co (0.16%), American Express (0.15%), and Alza Corp (0.14%). The securities with the greatest negative contribution to overall portfolio performance include Oracle Systems (-0.56%), Motorola (-0.32%), and Disney (-0.25%).

WHAT IS YOUR VIEW OF THE MARKET -- AND YOUR FUND'S POSITION -- GOING FORWARD?

In our opinion, weaker economic data continue to point to a rapidly slowing US economy and we are likely to continue to see downgrades to 2001 earnings expectations. The surprise cut in interest rates by the Federal Reserve will add much needed liquidity to the economy and will boost investor and consumer sentiment. However, it will take some time before corporate earnings begin to recover. We continue to be concerned, however, about the funding of the trade deficit should investment flows into the U.S. slow due to reduced corporate earnings.
---------------

* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

         Management

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P. MORGAN NSAT BALANCED
                             FUND (CLASS I SHARES),
                           THE S&P 500 INDEX AND THE
                   LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2)
[LINE CHART]

                                                      LB AGGR. BOND                  S&P 500                  BALANCED FUND
                                                      -------------                  -------                  -------------
10/31/97                                                10000.00                    10000.00                    10000.00
12/31/97                                                10147.00                    10642.00                    10146.00
12/31/98                                                11030.00                    13683.00                    10965.00
12/31/99                                                10936.00                    16565.00                    11060.00
12/31/00                                                12208.00                    15057.00                    11021.00

             J.P. MORGAN NSAT BALANCED FUND -- CLASS I SHARES(1,3)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

        1 YEAR            LIFE(4)
        ------            -------
-0.35%                      3.12%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not incur expenses. If these indices incurred expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

(3 )The performance shown includes performance for a period (prior to May 1, 2001) when the Fund had a subadviser, other than J.P. Morgan Investment Management Inc.

(4 )The J.P. Morgan NSAT Balanced Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

MAS NSAT MULTI SECTOR BOND FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the MAS NSAT Multi Sector Bond Fund returned 5.65% versus 11.63% for the Lehman Brothers Aggregate Bond Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's underperformance in 2000 was principally due to an overweight position in high yield bonds, which, in general, had substantially lower returns than the rest of the fixed income market. During the year, fears of an economic "hard landing" and a Federal Reserve bias toward restraint hampered returns. In particular, the Fund was overweighted in the poor performing telecom sector, which suffered amid overbuilding concerns.

The U.S. investment grade bond sector had a strong year, lead by U.S. Treasury securities; however, the Fund was underweighted in the group--a strategy that negatively impacted our overall return.

The Fund was also underweighted in non-dollar issues, which helped the Fund's overall return. A weak Euro and Yen unfavorably affected this sector. The Fund's holdings in emerging market debt had a neutral effect on relative returns.

WHAT IS YOUR VIEW OF THE MARKET--AND YOUR FUND'S POSITION--GOING FORWARD?

Looking forward, we continue to believe the high yield sector represents unusually good value. While high yield bonds had a difficult time in 2000--hit hard by negative sentiment, a decline in stocks, and some poor earnings announcements--the sector offers yield spreads that are the highest in a decade. Furthermore, while there has been a deterioration in credit quality, it has not been the substantial across-the-board deterioration that we experienced 10 years ago. We also feel that the sector is ripe for active managers to add additional returns while capturing the under-valuation.

In our opinion, corporate bonds and mortgage-backed securities appear poised for better performance in 2001. We remain focused on capturing the value in corporate bonds, particularly high-yield, and are very optimistic about future results in those sectors.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE MAS NSAT MULTI SECTOR BOND FUND (CLASS I SHARES)
               AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2)
[LINE CHART]

                                                                   MULTI SECTOR BOND FUND                   LBAB INDEX
                                                                   ----------------------                   ----------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10100                              10140
12/31/98                                                                   10370                              10257
12/31/99                                                                   10528                              10936
12/31/00                                                                   11123                              12208

             MAS NSAT MULTI SECTOR BOND FUND -- CLASS I SHARES(1,3)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

        1 YEAR            LIFE(4)
        ------            -------
5.65%                       3.42%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

(3) The performance shown includes performance for a period (prior to May 1, 2000) when the Fund had a subadviser other than Miller Anderson & Sherrerd, LLP.

(4) The MAS NSAT Multi Sector Bond Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

FEDERATED NSAT HIGH INCOME BOND FUND.

HOW DID YOUR FUND PERFORM AGAINST THE BENCHMARK?

For the 12-month period ended December 31, 2000, the Federated NSAT High Income Bond Fund had a total return of -8.28% versus -5.86% for the Lehman Brothers High Yield Index, the benchmark index.

WHAT FACTORS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Several factors caused the poor absolute performance of high yield bonds. For one, credit risk remains high as default rates stayed above average and rating agency downgrades were well above upgrades. Also, the economy appears to be slowing, which raises the possibility that the economy could slip into recession, causing earnings weakness to continue and driving default rates even higher. As a result, yield spreads between high yield bonds and U.S. treasuries widened to 3.86% in the fourth quarter.

WHAT WERE THE MAJOR CONTRIBUTORS TO YOUR PORTFOLIO'S PERFORMANCE?*

Several factors caused the Fund to underperform the benchmark index, including the portfolio's underweighted position in BB-rated securities. BB-rated securities outperformed B-rated securities by approximately 13.00% as credit quality concerns increased. The Fund also suffered from its underweighting in the energy and gaming sectors. The Fund was overweighted in deferred interest securities, which negatively impacted performance as these longer duration securities underperformed in the weak overall market.

Several issuers defaulted during the year, which negatively impacted performance. Some of the worst performers included Regal Cinemas, Pillowtex, AEI Resources, AMF Group, and Clark Material Handling. On the plus side, Albecca, Allied Waste, GFSI, and Kinetics Concepts outperformed on strong operating performance. Merger activity and debt tenders positively impacted the performance of our positions in Dialog, Triarc, USXchange, Verio and Voicestream.

As of December 31, 2000, the Fund's largest credit exposures were to Nextel Communication and related entities (representative security performance for the year 4.9%), Tenet Healthcare (15.6%) and Allied Waste Industries (16.7%). These securities outperformed the overall market given their strong operating performance. We continue to believe they possess strong credit characteristics and remain core positions. The three largest industry sectors at year-end were telecommunications (18.5% of the portfolio), cable TV (9.6%) and Healthcare (6.25%). Telecommunications and cable TV represent modest underweights to the overall market while healthcare is a modest overweight.
---------------

* Note that the composition of the portfolio is subject to change, and investments which were held during the year ended December 31, 2000 may no longer be held or may no longer be held in the same amount.

WHAT IS YOUR VIEW OF THE MARKET--AND YOUR FUND'S POSITION--GOING FORWARD?

We remain underweighted in the energy sector. We feel that better value resides elsewhere. We remain overweighted in deferred interest securities on the belief that specific issuers' deferred interest securities are very cheap after substantially underperforming in 2000.

         Management

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
  IN THE FEDERATED NSAT HIGH INCOME BOND FUND (CLASS I SHARES) AND THE LEHMAN
                         BROTHERS HIGH YIELD INDEX(1,2)
[LINE CHART]

                                                                   HIGH INCOME BOND FUND                    LBHY INDEX
                                                                   ---------------------                    ----------
10/31/97                                                                  10000.00                           10000.00
12/31/97                                                                  10228.00                           10185.00
12/31/98                                                                  10821.00                           10348.00
12/31/99                                                                  11166.00                           10622.00
12/31/00                                                                  10242.00                           10000.00

           FEDERATED NSAT HIGH INCOME BOND FUND -- CLASS I SHARES(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 2000

        1 YEAR            LIFE(3)
        ------            -------
-8.28%                      0.76%

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Lehman Brothers High Yield Index -- an unmanaged index of bonds that are rated below investment grade -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not incur expenses. If this index incurred expenses, the actual returns of this index would be lower.

(3) The Federated NSAT High Income Bond Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

INVESTMENT MANAGEMENT

Investment Adviser

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, VMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. VMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so for a portion of the Small Company and Small Cap Value Funds. VMF was organized in 1999 and manages mutual fund assets. As of December 31, 2000, VMF and its affiliates had approximately $23.7 billion in assets under management, of which approximately $12.9 billion was managed by VMF.

Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total maximum fee paid by each of the Funds other than the Turner NSAT Growth Focus Fund for the fiscal year ended December 31,
2000 -- expressed as a percentage of each Fund's average daily net assets -- was as follows:

                 FUND                       FEE
                 ----                      -----
Strong NSAT Mid Cap Growth Fund            0.90%*
Dreyfus NSAT Mid Cap Index Fund            0.50%*
Small Cap Value Fund                       0.90%*
Small Company Fund                         0.93%**
Small Cap Growth Fund                      1.10%
Global 50 Fund                             1.00%*
Federated NSAT Equity Income Fund          0.80%*
J.P. Morgan NSAT Balanced Fund             0.75%*
MAS NSAT Multi Sector Bond Fund            0.75%*
Federated NSAT High Income Bond Fund       0.80%*

---------------

 * Effective May 1, 2001, the contractual management fees for the following Funds have been changed as follows:

   Strong NSAT Mid Cap Growth Fund       0.90%   up to $500 million
                                         0.85%   $500 million and
                                                 more
   Dreyfus NSAT Mid Cap Index Fund       0.50%   up to $250 million
                                         0.49%   $250 million --
                                                 $500 million
                                         0.48%   $500 million --
                                                 $750 million
                                         0.47%   $750 million -- $1
                                                 billion
                                         0.45%   $1 billion and
                                                 more
   Small Cap Value Fund                  0.90%   up to $200 million
                                         0.85%   $200 million and
                                                 more
   Global 50 Fund                        1.00%   up to $50 million
                                         0.95%   $50 million and
                                                 more
   Federated NSAT Equity Income Fund     0.80%   up to $50 million
                                         0.65%   $50 million --
                                                 $250 million
                                         0.60%   $250 million --
                                                 $500 million
                                         0.55%   $500 million and
                                                 more
   J.P. Morgan NSAT Balanced Fund        0.75%   up to $100 million
                                         0.70%   $100 million and
                                                 more
   MAS NSAT Multi Sector Bond Fund       0.75%   up to $200 million
                                         0.70%   $200 million and
                                                 more
   Federated NSAT High Income Bond Fund  0.80%   up to $50 million
                                         0.65%   $50 million --
                                                 $250 million
                                         0.60%   $250 million --
                                                 $500 million
                                         0.55%   $500 million and
                                                 more

** Effective May 1, 2001, the contractual management fee for the Small Company
   Fund has been changed from a breakpoint structure, to a flat fee of 0.93%.

The Turner NSAT Growth Focus Fund pays VMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under-or overperformance is less than 12% and VMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                               Minimum      Base    Maximum
Assets                           Fee         Fee      Fee
-----------------------------------------------------------
  up to $500 million            0.68%       0.90%    1.12%
  $500 million -- $2 billion    0.62%       0.80%    0.98%
  $2 billion +                  0.59%       0.75%    0.91%

PORTFOLIO MANAGERS FOR THE FUNDS MANAGED IN PART BY VMF:

SMALL COMPANY FUND AND SMALL CAP GROWTH FUND PORTFOLIO MANAGERS: Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the Small Company Fund and the Small Cap Value Fund managed by VMF. Prior to joining VMF in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Nationwide Value Opportunities Fund and NorthPointe Small Cap Value Fund.

Multi-Management Structure

VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate subadvisers unaffiliated with VMF without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Funds:

- performing initial due diligence on prospective subadvisers for the Funds

- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

- communicating performance expectations and evaluations to the subadvisers

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

THE SUBADVISERS. Subject to the supervision of VMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for the Funds:

The Dreyfus Corporation
     Dreyfus NSAT Mid Cap Index Fund
     Nationwide Small Cap Value Fund
     Nationwide Small Company Fund
Federated Investment Counseling
     Federated NSAT Equity Income Fund
     Federated NSAT High Income Bond Fund
J.P. Morgan Investment Management
     Nationwide Global 50 Fund
     J.P. Morgan NSAT Balanced Fund
Gartmore Global Partners
     Nationwide Small Company Fund
Miller Anderson & Sherrerd
     Nationwide Small Cap Growth Fund
     MAS NSAT Multi Sector Bond Fund
Neuberger Berman, LLC
     Nationwide Small Company Fund
     Nationwide Small Cap Growth Fund
Strong Capital Management
     Strong NSAT Mid Cap Growth Fund
     Nationwide Small Company Fund
Turner Investment Partners
     Turner NSAT Growth Focus Fund

         Management

Waddell & Reed Investment Management Company
     Nationwide Small Company Fund
     Nationwide Small Cap Growth Fund

Prior to October 1, 2000, the Small Cap Growth Fund was managed in part by Franklin Advisers, Inc.

Prior to May 1, 2000, the J.P. Morgan NSAT Balanced Fund was managed by Salomon Brothers Asset Management, Inc.

Prior to August 15, 2001, the Nationwide Small Company Fund was managed in part by Lazard Asset Management.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Dreyfus NSAT Mid Cap Index Fund and for portions of the Small Cap Value Fund and the Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2000, Dreyfus managed or administered approximately $150 billion in assets for approximately 1.6 million investor accounts nationwide.

PORTFOLIO MANAGERS:

MID CAP INDEX FUND: Steven A. Falci has primary responsibility for the management of the Dreyfus NSAT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity, an affiliate of Dreyfus, since 1994. He had previously been Managing Director -- Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Steve is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

SMALL CAP VALUE FUND: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the Small Cap Value Fund's portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC. (TBC Asset Management), an affiliate of Dreyfus or its predecessor since May 1991.

SMALL COMPANY FUND: The primary portfolio managers for the portion of the Small Company Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated NSAT Equity Income Fund and Federated NSAT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 2000, Federated had approximately $140 billion in assets under management, representing the assets of other mutual funds and private accounts.

PORTFOLIO MANAGERS:

EQUITY INCOME FUND: Linda A. Duessel and David P. Gilmore are primarily responsible for the day-to-day management of the Federated NSAT Equity Income Fund's portfolio. Ms. Duessel joined Federated Investors, Inc. in 1991 and has been a Vice President of a subsidiary of the subadviser since 1995. From 1991 through 1995, Ms. Duessel was an Assistant Vice President of a subsidiary of the subadviser. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999. From January 1992 to May 1995, Mr. Gilmore was a Senior Associate with Coopers & Lybrand.

HIGH INCOME BOND FUND: Mark E. Durbiano has been primarily responsible for the day-to-day management of the Federated NSAT High Income Bond Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of a subsidiary of the subadviser since 1996.

GARTMORE GLOBAL PARTNERS (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the Nationwide Small Company Fund. GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

PORTFOLIO MANAGERS:

SMALL COMPANY FUND: GGP's International Small Cap Specialists are responsible for the investment management of GGP's portion of the Nationwide Small Company Fund.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the Global 50 Fund and the J.P. Morgan NSAT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2000, the subadviser had assets under management of approximately $359 billion, including approximately $49.4 billion in global equity portfolios.

PORTFOLIO MANAGERS:

GLOBAL 50 FUND: The portfolio management team for the Global 50 Fund is led by Andrew Cormie, Vice President, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984 and Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992.

BALANCED FUND: Patrik Jakobson, Vice President, and Rhonda Kershner, Vice President, are the portfolio managers for the J.P. Morgan NSAT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Kershner joined J.P. Morgan in 1984 and has held positions in derivatives trading as well as in asset allocation research. She is also a member of the Asset Allocation Services Group, specializing in global tactical asset allocation.

MILLER ANDERSON & SHERRERD, LLP (MAS) is a subadviser for a portion of the Small Cap Growth Fund and for the MAS NSAT Multi Sector Bond Fund. MAS is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MAS is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (MSDW) and is a division of Morgan Stanley Dean Witter Investment Management (MSDW Investment Management). MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW Investment Management had in excess of $170.2 billion in assets under management.

PORTFOLIO MANAGERS:

SMALL CAP GROWTH FUND: MAS's portion of the Small Cap Growth Fund is managed by Arden C. Armstrong, David P. Chu and Steven B. Chulik.

Arden C. Armstrong, Managing Director, Morgan Stanley Dean Witter & Co., joined MAS in 1986. She joined the MAS Funds' management team for the Mid Cap Growth portfolio in 1990, the Growth portfolio in 1993 the Equity portfolio in 1994, and the Small Cap Growth portfolio in 1998.

David P. Chu, Vice President, Morgan Stanley Dean Witter & Co., joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, Trade Street Investment Associates. He joined the MAS Funds' management team for the Mid Cap Growth portfolio and the Small Cap Growth portfolio in 1998.

Steven B. Chulik joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth portfolios in 1999.

MULTI SECTOR BOND FUND: The Multi Sector Bond Fund is managed by the following:
Thomas L. Bennett, Kenneth B. Dunn, Stephen F. Esser and J. David Germany.

Thomas L. Bennett, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1984. He joined the management team for the MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Kenneth B. Dunn, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1987. He joined the management team for the MAS Funds' Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

Stephen F. Esser, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1988. He joined the management team for the MAS Funds' High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

J. David Germany, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1991. He joined the management team for the MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) is the subadviser for a portion of each of the Small Company and Small Cap Growth Funds. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $55.5 billion of assets as of December 31, 2000. Neuberger Berman is a member firm of the NYSE and other principal exchanges and acts as the Funds' primary broker in the purchase and sale of securities for the portion of the Funds' portfolio managed by Neuberger Berman.

PORTFOLIO MANAGERS:

SMALL COMPANY FUND: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert

         Management

D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the Small Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

SMALL CAP GROWTH FUND: Michael F. Malouf has been with Neuberger Berman since 1998 as a portfolio manager. He is also a Vice President of its affiliate, Neuberger Berman Management Inc. From 1991 to 1998 he served as an analyst, and then as portfolio manager, at Dresdner RCM Global Investors LLC.

Jennifer K. Silver is a principal of Neuberger Berman and a Vice President of its affiliate, Neuberger Berman Management Inc. She has been the Director of the Growth Equity Group since 1997. From 1981 to 1997, she was an analyst and a portfolio manager at Putnam Investments.

STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Strong NSAT Mid Cap Growth Fund and for a portion of the Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $45.9 billion as of January 31, 2001.

PORTFOLIO MANAGERS:

MID CAP GROWTH FUND: Ronald C. Ognar and Derek V.W. Felske, are co-portfolio managers for the Fund. Together they are primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.

Ronald C. Ognar, a Chartered Financial Analyst with more than 30 years of investment experience, is primarily responsible for the Strong NSAT Mid Cap Growth Fund's portfolio. He also manages the Strong Growth Fund, the Strong Growth Fund II and the Strong Growth 20 Fund; he co-manages the Strong Total Return Fund and the Strong Mid Cap Growth Fund.

Derek V.W. Felske, CFA has over 16 years of investment experience. Prior to joining Strong in 1999, he served as Chief Executive Officer and portfolio manager for Leawood Capital Management LLC and a Vice President and portfolio manager for Twentieth Century Companies, Inc. He was a member of RCM Capital Management's portfolio management team. Mr. Felske earned a B.A. degree in economics from Dartmouth College and an M.B.A. degree in finance and accounting from the Wharton Business School.

SMALL COMPANY FUND: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the Small Company Fund managed by Strong. Together they are primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.

Ronald C. Ognar, CFA, has over 30 years of investment experience. He joined Strong as a portfolio manager in April 1993. Mr. Ognar also manages the Strong Growth Fund and the Strong Growth 20 Fund; and he co-manages the Strong Advisor Mid Cap Growth Fund, Strong Advisor Focus Fund, Strong Large Cap Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over four years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin -- Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin -- Madison. Mr. Nelson is also co-portfolio manager to two other small cap funds for which Strong acts as subadviser.

TURNER INVESTMENT PARTNERS, INC. (TURNER), 1235 Westlakes Drive, Suite 350, Berwyn PA 19312-2414, an SEC-registered adviser, serves as the subadviser to the Turner NSAT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to other investment companies, as well as other separate investment portfolios. As of December 31, 2000, Turner had approximately $8.3 billion in assets under management.

PORTFOLIO MANAGERS:

GROWTH FOCUS FUND: The Growth Focus Fund is co-managed by Robert E. Turner, Christopher K. McHugh and William C. McVail.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, joined Turner in 1990 and has over 19 years of investment experience. Christopher K. McHugh also joined Turner in 1990. Mr. McHugh is a Senior Portfolio Manager/ Security Analyst and has over 14 years of investment experience. William C. McVail, CFA is a Senior Portfolio Manager/Security Analyst and has over 13 years of investment experience. Prior to joining Turner in 1998, Mr. McVail was a portfolio manager at PNC Equity Advisers.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the Small Company Fund and the Small Cap Growth Fund. As of December 31, 2000, WRIMCO managed over $35.5 billion in assets.

PORTFOLIO MANAGERS:

SMALL COMPANY FUND AND SMALL CAP GROWTH FUND: Mark G. Seferovich and Grant P. Sarris together manage portions of the Small Company Fund and the Small Cap Growth Fund. Mr. Seferovich is Senior Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris is Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.

         BUYING AND SELLING FUND SHARES

WHO CAN BUY CLASS I SHARES OF THE FUNDS

Class I shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class I shares of certain Funds may be sold to affiliated Funds of Funds. Class II shares may be sold to other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I shares to separate accounts of Nationwide. Certain Funds may also sell Class II shares to separate accounts of other unaffiliated insurance companies (currently, only the Turner NSAT Growth Focus, Nationwide Small Company and Nationwide Small Cap Growth Funds have Class II shares.) Those Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is currently Nationwide Advisory Services, Inc. It is anticipated that on or about January 1, 2002, Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc.) will become the Fund's distributor.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's Class I shares. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:
- It Fund has not received any orders to purchase, sell, or exchange shares
- Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

         DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2000, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. Information for the year ended December 31, 1996 was audited by other auditors.

                                                                           STRONG NSAT MID CAP GROWTH FUND
                                                                      (FORMERLY NATONWIDE STRATEGIC GROWTH FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $  20.44        $ 11.70         $ 10.21          $10.00
                                                               --------        -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                    (0.06)         (0.01)             --            0.01
  Net realized/unrealized gains (losses) from investments         (2.92)          9.87            1.49            0.21
                                                               --------        -------         -------          ------
      Total investment activities                                 (2.98)          9.86            1.49            0.22
                                                               --------        -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                              --             --              --           (0.01)
  Net realized gains                                              (0.81)         (1.12)             --              --
  In excess of net realized gains                                 (0.02)            --              --              --
                                                               --------        -------         -------          ------
      Total distributions                                         (0.83)         (1.12)             --           (0.01)
                                                               --------        -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $  16.63        $ 20.44         $ 11.70          $10.21
                                                               ========        =======         =======          ======
Total Return                                                     (15.38)%        84.75%          14.59%           2.20%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $244,804        $99,091         $10,342          $1,347
Ratio of expenses to average net assets                            1.00%          1.00%           1.00%           1.00%(c)
Ratio of net investment income to average net assets              (0.40)%        (0.15)%         (0.04)%          0.68%(c)
Ratio of expenses to average net assets*                           1.17%          1.23%           1.55%           6.33%(c)
Ratio of net investment income to average net assets*             (0.57)%        (0.38)%         (0.59)%         (4.65)%(c)
Portfolio turnover rate                                          632.95%        637.83%         369.83%          27.32%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

         Financial Highlights

                                                                           DREYFUS NSAT MID CAP INDEX FUND
                                                                       (FORMERLY NATIONWIDE MID CAP INDEX FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $  12.32        $ 10.92         $  9.94          $10.00
                                                               --------        -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                            0.07           0.05            0.09            0.02
  Net realized/unrealized gains (losses) from investments          1.79           2.21            0.98           (0.06)
                                                               --------        -------         -------          ------
      Total investment activities                                  1.86           2.26            1.07           (0.04)
                                                               --------        -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                           (0.08)         (0.03)          (0.08)          (0.02)
  In excess of net investment income                              (0.01)            --              --              --
  Net realized gains                                              (0.52)         (0.83)             --              --
  In excess of net realized gains                                 (0.02)            --              --              --
  Tax return of capital                                              --             --           (0.01)             --
                                                               --------        -------         -------          ------
      Total distributions                                         (0.63)         (0.86)          (0.09)          (0.02)
                                                               --------        -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $  13.55        $ 12.32         $ 10.92          $ 9.94
                                                               ========        =======         =======          ======
Total Return                                                      15.21%         20.92%          10.81%          (0.36)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $145,350        $20,259         $10,849          $3,214
Ratio of expenses to average net assets                            0.65%          1.03%           1.20%           1.20%(c)
Ratio of net investment income to average net assets               0.68%          0.56%           0.79%           1.55%(c)
Ratio of expenses to average net assets*                           0.90%          1.74%           1.54%           3.31%(c)
Ratio of net investment income to average net assets*              0.43%         (0.15)%          0.45%          (0.56)%(c)
Portfolio turnover rate                                           83.45%        275.04%         119.37%           7.81%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                 TURNER
                                                  NSAT
                                                 GROWTH
                                               FOCUS FUND                   NATIONWIDE SMALL CAP VALUE FUND
                                              ------------    ------------------------------------------------------------
                                                FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                              PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2000 (a)          2000            1999            1998          1997 (b)
                                              ------------    ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD         $ 10.00         $   9.72        $   9.49        $  9.79         $ 10.00
                                                -------         --------        --------        -------         -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                    (0.01)           (0.02)          (0.02)         (0.01)           0.01
  Net realized/unrealized gains (losses)
    from investments                              (4.02)            1.06            2.38          (0.29)          (0.17)
                                                -------         --------        --------        -------         -------
      Total investment activities                 (4.03)            1.04            2.36          (0.30)          (0.16)
                                                -------         --------        --------        -------         -------
DISTRIBUTIONS:
  Net investment income                              --               --              --             --           (0.01)
  Net realized gains                                 --            (2.06)          (2.13)            --           (0.04)
                                                -------         --------        --------        -------         -------
      Total distributions                            --            (2.06)          (2.13)            --           (0.05)
                                                -------         --------        --------        -------         -------
NET ASSET VALUE -- END OF YEAR                  $  5.97         $   8.70        $   9.72        $  9.49         $  9.79
                                                =======         ========        ========        =======         =======
Total Return                                     (40.30)%(c)       11.20%          27.84%         (3.06)%         (1.61)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)              $ 5,530         $280,110        $131,929        $50,439         $ 2,069
Ratio of expenses to average net assets            1.35%(d)         1.05%           1.05%          1.05%           1.05%(d)
Ratio of net investment income to average
  net assets                                      (0.55)%(d)       (0.31)%         (0.28)%        (0.21)%          0.50%(d)
Ratio of expenses to average net assets*           5.03%(d)         1.20%           1.27%          1.33%           6.31%(d)
Ratio of net investment income to average
  net assets*                                     (4.23)%(d)       (0.46)%         (0.50)%        (0.49)%         (4.76)%(d)
Portfolio turnover rate                          867.40%(c)       181.85%         270.26%        283.65%           8.38%(c)

------------------------------------------------------

(a) For the period June 30, 2000 (commencement of operations) through December 31, 2000.

(b) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c) Not annualized.

(d) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

         Financial Highlights

                                                                          NATIONWIDE SMALL COMPANY FUND
                                                     ------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2000           1999           1998           1997           1996
                                                     ------------   ------------   ------------   ------------   ------------
NET ASSETS VALUE -- BEGINNING OF YEAR                  $  22.12       $  16.01       $  15.85       $  13.89       $  11.42
                                                       --------       --------       --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             0.02          (0.03)          0.03           0.01           0.06
  Net realized/unrealized gains (losses) from
    investments and foreign currencies                     1.91           7.03           0.13           2.40           2.55
                                                       --------       --------       --------       --------       --------
      Total investment activities                          1.93           7.00           0.16           2.41           2.61
                                                       --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income                                   (0.01)            --             --             --          (0.06)
  Net realized gains                                      (3.42)         (0.89)            --          (0.45)            --
  In excess of net realized gains                         (0.62)            --             --             --          (0.08)
                                                       --------       --------       --------       --------       --------
  Total distributions                                     (4.05)         (0.89)            --          (0.45)         (0.14)
                                                       --------       --------       --------       --------       --------
NET ASSET VALUE -- END OF YEAR                         $  20.00       $  22.12       $  16.01       $  15.85       $  13.89
                                                       ========       ========       ========       ========       ========
Total Return                                               8.90%         44.02%          1.01%         17.35%         22.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                     $790,607       $542,537       $406,569       $343,808       $180,840
Ratio of expenses to average net assets                    1.21%          1.15%          1.07%          1.11%          1.20%
Ratio of net investment income to average net
  assets                                                   0.06%         (0.16)%         0.21%          0.05%          0.60%
Portfolio turnover rate                                  163.66%        134.74%        141.27%        134.38%        136.74%

                                                  NATIONWIDE                                   NATIONWIDE
                                             SMALL CAP GROWTH FUND                           GLOBAL 50 FUND
                                          ---------------------------   ---------------------------------------------------------
                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2000         1999 (a)         2000           1999           1998         1997 (b)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD     $ 19.69        $ 10.00        $ 13.89        $ 11.75        $ 10.10         $10.00
                                            -------        -------        -------        -------        -------         ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                (0.02)         (0.01)          0.13           0.07           0.11           0.02
  Net realized/unrealized gains (losses)
    from investments and foreign
    currencies                                (3.10)         10.48          (1.81)          2.60           1.81           0.10
                                            -------        -------        -------        -------        -------         ------
      Total investment activities             (3.12)         10.47          (1.68)          2.67           1.92           0.12
                                            -------        -------        -------        -------        -------         ------
DISTRIBUTIONS:
  Net investment income                          --             --          (0.11)         (0.04)         (0.07)         (0.02)
  In excess of net investment income             --             --             --          (0.01)         (0.12)            --
  Net realized gains                          (0.31)         (0.78)         (0.11)         (0.48)         (0.08)            --
  In excess of net realized gains             (0.02)            --          (0.33)            --             --             --
  Tax return of capital                          --             --          (0.01)            --             --             --
                                            -------        -------        -------        -------        -------         ------
      Total distributions                     (0.33)         (0.78)         (0.56)         (0.53)         (0.27)         (0.02)
                                            -------        -------        -------        -------        -------         ------
NET ASSET VALUE -- END OF YEAR              $ 16.24        $ 19.69        $ 11.65        $ 13.89        $ 11.75         $10.10
                                            =======        =======        =======        =======        =======         ======
Total Return                                 (16.17)%       105.01%(c)     (12.32)%        22.92%         19.14%          1.18%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)          $93,891        $19,541        $81,359        $60,840        $21,527         $5,566
Ratio of expenses to average net assets        1.30%          1.30%(d)       1.20%          1.20%          1.20%          1.20%(d)
Ratio of net investment income to
  average net assets                          (0.22)%        (0.24)%(d)      1.01%          0.31%          0.66%          1.00%(d)
Ratio of expenses to average net assets*       1.60%          3.40%(d)       1.42%          1.54%          1.46%          2.84%(d)
Ratio of net investment income to
  average net assets*                         (0.52)%        (2.34)%(d)      0.79%         (0.03)%         0.40%         (0.64)%(d)
Portfolio turnover rate                      182.48%        130.98%(c)     184.98%         79.22%         59.01%          9.32%(c)

------------------------------------------------------

(a) Period from May 1, 1999 (commencement of operations) through December 31, 1999.

(b) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c) Not annualized.

(d) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

         Financial Highlights

                                                                          FEDERATED NSAT EQUITY INCOME FUND
                                                                       (FORMERLY NATIONWIDE EQUITY INCOME FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $ 13.53         $ 11.47         $ 10.16          $10.00
                                                               -------         -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                           0.12            0.05            0.10            0.02
  Net realized/unrealized gains (losses) from investments        (1.54)           2.06            1.44            0.16
                                                               -------         -------         -------          ------
      Total investment activities                                (1.42)           2.11            1.54            0.18
                                                               -------         -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                          (0.12)          (0.04)          (0.10)          (0.02)
  Net realized gains                                                --           (0.01)          (0.13)             --
                                                               -------         -------         -------          ------
      Total distributions                                        (0.12)          (0.05)          (0.23)          (0.02)
                                                               -------         -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $ 11.99         $ 13.53         $ 11.47          $10.16
                                                               =======         =======         =======          ======
Total Return                                                    (10.62)%         18.49%          15.13%           1.77%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $55,951         $29,189         $14,194          $1,610
Ratio of expenses to average net assets                           0.95%           0.95%           0.95%           0.95%(c)
Ratio of net investment income to average net assets              0.96%           0.43%           1.11%           1.34%(c)
Ratio of expenses to average net assets*                          1.11%           1.09%           1.15%           5.63%(c)
Ratio of net investment income to average net assets*             0.80%           0.29%           0.91%          (3.34)%(c)
Portfolio turnover rate                                          72.32%          45.16%          49.12%          14.52%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                                            J.P. MORGAN NSAT BALANCED FUND
                                                                         (FORMERLY NATIONWIDE BALANCED FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $  10.31        $ 10.58         $ 10.10          $10.00
                                                               --------        -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                            0.28           0.37            0.30            0.05
  Net realized/unrealized gains (losses) from investments         (0.30)         (0.28)           0.51            0.10
                                                               --------        -------         -------          ------
      Total investment activities                                 (0.02)          0.09            0.81            0.15
                                                               --------        -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                           (0.29)         (0.36)          (0.30)          (0.05)
  Net realized gains                                                 --             --           (0.03)             --
                                                               --------        -------         -------          ------
      Total distributions                                         (0.29)         (0.36)          (0.33)          (0.05)
                                                               --------        -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $  10.00        $ 10.31         $ 10.58          $10.10
                                                               ========        =======         =======          ======
Total Return                                                      (0.35)%         0.87%           8.07%           1.46%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $112,577        $78,157         $40,885          $1,886
Ratio of expenses to average net assets                            0.90%          0.90%           0.90%           0.90%(c)
Ratio of net investment income to average net assets               2.86%          3.68%           3.81%           4.08%(c)
Ratio of expenses to average net assets*                           1.07%          1.00%           0.96%           4.90%(c)
Ratio of net investment income to average net assets*              2.69%          3.58%           3.75%           0.08%(c)
Portfolio turnover rate                                          252.43%        103.69%         137.35%           0.19%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

         Financial Highlights

                                                                           MAS NSAT MULTI SECTOR BOND FUND
                                                                     (FORMERLY NATIONWIDE MULTI SECTOR BOND FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $   9.37        $  9.82         $ 10.05          $10.00
                                                               --------        -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                            0.61           0.61            0.48            0.05
  Net realized/unrealized gains (losses) from investments
    and foreign currencies                                        (0.10)         (0.47)          (0.22)           0.05
                                                               --------        -------         -------          ------
      Total investment activities                                  0.51           0.14            0.26            0.10
                                                               --------        -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                           (0.60)         (0.59)          (0.47)          (0.05)
  Net realized gains                                                 --             --           (0.01)             --
  Tax return of capital                                              --             --           (0.01)             --
                                                               --------        -------         -------          ------
      Total distributions                                         (0.60)         (0.59)          (0.49)          (0.05)
                                                               --------        -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $   9.28        $  9.37         $  9.82          $10.05
                                                               ========        =======         =======          ======
Total Return                                                       5.65%          1.56%           2.60%           1.04%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $132,227        $72,862         $36,965          $2,032
Ratio of expenses to average net assets                            0.90%          0.90%           0.90%           0.90%(c)
Ratio of net investment income to average net assets               7.07%          7.03%           6.42%           4.77%(c)
Ratio of expenses to average net assets*                           1.09%          1.02%           0.96%           4.41%(c)
Ratio of net investment income to average net assets*              6.88%          6.91%           6.36%           1.26%(c)
Portfolio turnover rate                                          399.03%        242.89%         287.69%          48.90%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                                         FEDERATED NSAT HIGH INCOME BOND FUND
                                                                     (FORMERLY NATIONWIDE HIGH INCOME BOND FUND)
                                                             ------------------------------------------------------------
                                                               FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998          1997 (a)
                                                             ------------    ------------    ------------    ------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                        $  9.52         $ 10.04         $ 10.12          $10.00
                                                               -------         -------         -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                           0.89            0.83            0.66            0.11
  Net realized/unrealized gains (losses) from investments        (1.62)          (0.52)          (0.08)           0.12
                                                               -------         -------         -------          ------
      Total investment activities                                (0.73)           0.31            0.58            0.23
                                                               -------         -------         -------          ------
DISTRIBUTIONS:
  Net investment income                                          (0.89)          (0.83)          (0.66)          (0.11)
  Tax return of capital                                          (0.01)             --              --              --
                                                               -------         -------         -------          ------
      Total distributions                                        (0.90)          (0.83)          (0.66)          (0.11)
                                                               -------         -------         -------          ------
NET ASSET VALUE -- END OF YEAR                                 $  7.89         $  9.52         $ 10.04          $10.12
                                                               =======         =======         =======          ======
Total Return                                                     (8.28)%          3.19%           5.80%           2.28%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $78,631         $64,754         $36,630          $6,029
Ratio of expenses to average net assets                           0.95%           0.95%           0.95%           0.95%(c)
Ratio of net investment income to average net assets             10.44%           8.81%           7.88%           6.96%(c)
Ratio of expenses to average net assets*                          1.12%           1.15%           1.12%           2.18%(c)
Ratio of net investment income to average net assets*            10.27%           8.61%           7.71%           5.73%(c)
Portfolio turnover rate                                          18.12%          22.04%          24.25%           7.37%(b)

------------------------------------------------------

(a) Period from October 31, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

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INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Report

- Semi-Annual Report

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

FND-4426-10/01